EXHIBIT 10.1

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 18, 2019, is among Northern Oil and Gas, Inc., a Delaware corporation (the “Borrower”), each of the Lenders party hereto and Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of October 5, 2018, as amended by the First Amendment dated as of December 31, 2018 and that Second Amendment dated as of January 14, 2019 (as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested that the Lenders amend the Credit Agreement to, among other things, permit the Borrower to issue the Purchaser Note (as defined below).

C. The Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Credit Agreement as amended by this Amendment.

Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended effective as of the Third Amendment Effective Date (as defined below) as follows:

2.1 The following defined terms shall be added to Section 1.02 of the Credit Agreement:

“Purchaser Note” shall mean that certain Senior Unsecured Promissory Note, issued in connection with the Ven Bakken Acquisition, from the Borrower to the holders party thereto in the aggregate principal amount of up to $150,000,000 and otherwise in form and substance reasonably acceptable to the Administrative Agent, as may be amended, amended and restated, refinanced, replaced or otherwise modified from time to time as permitted by this Agreement (it being agreed and understood that the form and substance of the draft Purchaser

Note provided to the Administrative Agent prior to the Third Amendment Effective Date and as may be amended, amended and restated, replaced or otherwise modified from time to time as permitted by this Agreement is reasonably acceptable to the Administrative Agent).

“Third Amendment Effective Date” shall mean April 18, 2019.

“Ven Bakken Acquisition” shall mean the acquisition by the Borrower of those certain properties identified to the Administrative Agent prior to the Third Amendment Effective Date located in Bowman County, Dunn County, McKenzie County, Mountrail County, and Williams County, North Dakota, and Harding County, South Dakota from Ven Bakken, LLC or its affiliates.

2.2 The following defined terms in Section 1.02 of the Credit Agreement shall be amended and restated in their entirety as follows:

“Current Liabilities” means, as of any date of determination, without duplication, the sum of all amounts that would, in accordance with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and its Consolidated Restricted Subsidiaries on such date, but excluding (a) all non-cash obligations under FASB ASC Topic 815 and (b) the current portion of the Loans under this Agreement, the Second Lien Notes and the Purchaser Note.

“Maturity Date” means October 5, 2023; provided that the Maturity Date shall be 91 days prior to the scheduled maturity date of the earlier of (a) the Permitted Second Lien Notes if any principal amount of Permitted Second Lien Notes is outstanding on such date, (b) the Existing Notes if any principal amount of such Existing Notes is outstanding on such date and (c) the Purchaser Note if any principal amount of the Purchaser Note is outstanding on such date.

“Permitted Debt” means Permitted Second Lien Notes, Permitted Senior Notes, the Purchaser Note and any Permitted Refinancing Debt thereof.

“Permitted Senior Notes” means any unsecured senior or unsecured senior subordinated Debt securities (whether registered or privately placed and whether convertible into Equity Interests or not) issued or incurred by the Borrower, as issuer, to the extent permitted by Section 9.02(f); provided, however, for the purposes of this Agreement, the term “Permitted Senior Notes” shall not include the Purchaser Note.

“Swap Agreement” means any transaction or agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, emissions reduction, carbon sequestration or other environmental protection credits, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that none of (i) phantom stock nor similar plans providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Credit Parties or the Restricted Subsidiaries nor (ii)

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capped call nor call spread arrangements entered into in connection with convertible notes otherwise permitted to be issued hereunder nor (iii) deferred purchase price or purchase price adjustment arrangements entered into in connection with any acquisition permitted hereunder shall be a Swap Agreement.

2.3 Section 9.02(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h) Permitted Refinancing Debt and any guarantees thereof, the proceeds of which shall be used concurrently with the incurrence thereof to refinance any outstanding Permitted Debt permitted under Section 9.02(f), Section 9.02(g) and Section 9.02(m) or to refinance any outstanding Refinanced Debt, as the case may be.”

2.4 Section 9.02 of the Credit Agreement shall be amended by adding the following new clause (m), which shall read as follows:

“(m) Debt of the Borrower under the Purchaser Note; provided that (i) both before and immediately after giving effect to the incurrence of such Debt, no Default or Event of Default has occurred and is continuing or would result therefrom; (ii) such Debt and any guarantees thereof (A) are on terms reasonably acceptable to the Administrative Agent (it being agreed and understood that the form and substance of the draft Purchaser Note provided to the Administrative Agent prior to the Third Amendment Effective Date and as may be amended, amended and restated, replaced or otherwise modified from time to time as permitted by this Agreement is reasonably acceptable to the Administrative Agent) and are on terms and conditions that are not more restrictive, taken as a whole, than those contained in this Agreement and the other Loan Documents, as reasonably determined by the Borrower in good faith and (B) do not contain financial covenants that are more restrictive than those contained in this Agreement and the other Loan Documents, unless in the case of clause (A) or (B), such more restrictive terms are incorporated into this Agreement, mutatis mutandis, are offered to the Lenders in good faith or are otherwise applicable only after the payment in full of the Loans; (iii) immediately after giving effect to the incurrence of such Debt and any guarantees thereof, the Pro Forma Net Leverage Ratio shall not exceed 4.00 to 1.00; (iv) such Debt does not have any mandatory prepayment or redemption provisions which would require a mandatory prepayment or redemption thereof in priority to the Secured Obligations (other than (A) customary offers to purchase upon (i) a change of control, to the extent such offer is subject to the previous payment in full of the Secured Obligations and (ii) asset sale or casualty or condemnation event to the extent the terms of such Debt provide that such Debt shall not be required to be repurchased or redeemed until the Maturity Date has occurred or such repurchase or redemption is otherwise permitted by this Agreement, (B) required amortization payments pursuant to the Purchaser Note as set forth in the draft Purchaser Note provided to the Administrative Agent prior to the Third Amendment Effective Date, and (C) customary acceleration rights after an event of default); and (v) no Subsidiary or other Person is required to guarantee such Debt unless such Subsidiary or other Person has guaranteed the Secured Obligations pursuant to the Guaranty and Collateral Agreement and (x) if such Debt is senior subordinated Debt, such Debt is expressly subordinate to the payment in full of all of the Secured Obligations on terms and conditions reasonably satisfactory to the Administrative Agent.”

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2.5 Section 9.04(b)(i) of the Credit Agreement shall be amended by adding the following new clause after the last semicolon and before the word “or”, which shall read as follows:

“provided, however, that so long as, both before and immediately after giving effect thereto, each of the RP/Investment Conditions is satisfied, then the Borrower may call, make or offer to make any mandatory or optional Redemption of or otherwise mandatorily or optionally Redeem or repay, whether in whole or in part, the Purchaser Note;”

2.6 Section 8.01(p) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(p) Notice of Permitted Debt Issuance. Written notice on or prior to (or, in the case of Section 9.02(m), promptly following) the offering of any Permitted Debt incurred in reliance on Section 9.02(f), Section 9.02(h) or Section 9.02(m), the amount thereof and the anticipated date of closing and any material agreements governing such Permitted Debt; provided, however, that in lieu of the delivery requirements hereunder in respect of Section 9.02(m), to the extent such information and agreements have been published in a Form 8-K on EDGAR or the Borrower’s website, such publication shall satisfy the Borrower’s delivery requirements under this Section 8.01(p).”

Section 3. Conditions Precedent. This Amendment shall become effective on the date, when each of the following conditions is satisfied (the “Third Amendment Effective Date”):

3.1 The Administrative Agent shall have executed and received from Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each such Person.

3.2 Immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.

Section 4. Miscellaneous.

4.1 Confirmation. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Third Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.

4.2 Representations and Warranties. The Borrower hereby (a) acknowledges and consents to the terms of this Amendment and (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended, restated, supplemented or otherwise modified hereby or otherwise in connection with a delivery made herewith and (c) represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties

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contained in each Loan Document are true and correct in all material respects, except that (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date and (B) to the extent any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) is true and correct in all respects and (ii) no Default or Event of Default has occurred and is continuing.

4.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, facsimile or other electronic means (e.g., .pdf) shall be effective as delivery of a manually executed counterpart hereof.

4.4 No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO ANY OTHER CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

4.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby in accordance with Section 12.03 of the Credit Agreement.

4.7 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.9 Miscellaneous. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER:	NORTHERN OIL AND GAS, INC.

	By:	/s/ Nicholas O’Grady
	Name:	Nicholas O’Grady
	Title:	Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

Northern Oil and Gas, Inc.

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Rodica Dutka
Name:	Rodica Dutka
Title:	Manager, Agency Services Group

Signature Page to Third Amendment to Credit Agreement

Northern Oil and Gas, Inc.

ROYAL BANK OF CANADA, as Issuing Bank and a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

Northern Oil and Gas, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sarah Thomas
Name:	Sarah Thomas
Title:	Director

Signature Page to Third Amendment to Credit Agreement

Northern Oil and Gas, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Cameron Breitenbach
Name:	Cameron Breitenbach
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

Northern Oil and Gas, Inc.

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Executive Director

Signature Page to Third Amendment to Credit Agreement

Northern Oil and Gas, Inc.

CITIZENS BANK, N.A., as a Lender

By:	/s/ David Slye
Name:	David Slye
Title:	Managing Director

Signature Page to Third Amendment to Credit Agreement

Northern Oil and Gas, Inc.

CADENCE BANK, N.A., as a Lender

By:	/s/ Anthony Blanco
Name:	Anthony Blanco
Title:	SVP

Signature Page to Third Amendment to Credit Agreement

Northern Oil and Gas, Inc.

CATHAY BANK,
as a Lender

By:	/s/ Stephen V Bacala II
Name:	Stephen V Bacala II
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

Northern Oil and Gas, Inc.

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Megan Kushner
Name:	Megan Kushner
Title:	Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

Northern Oil and Gas, Inc.

GOLDMAN SACHS LENDING
PARTNERS LLC, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

Northern Oil and Gas, Inc.